FINANCIAL INSTRUMENTS (Details 2) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2014 Revenue Hedges [Member] Currency Risk Derivatives [Member] USD ($)	Dec. 31, 2014 Natural Gas Hedges [Member] Price Risk Derivative [Member] CAD	Dec. 31, 2014 Revolving Credit Facility [Member] Interest Rate Risk [Member] CAD	Dec. 31, 2014 Commodity hedges [Member] Price Risk Derivative [Member] USD ($)
Derivatives, Fair Value [Line Items]
Derivative, Notional Amount	$ 105.0	0.8	29.4	$ 0.4
Increase Decrease In Fair Value Of Price Rate Percentage	5.00%	5.00%		5.00%
Increase Decrease In Fair Value Of Price Rate Description			100 bps
Increase Of Net Gain Loss On Fair Value Hedging Instruments1	2.3	0	(0.2)	0
Increase in Other Comprehensive Income	0	0	0	0
Decrease Of Net Gain Loss On Fair Value Hedging Instruments1	(3.6)	0	0.2	0
Decrease in Other Comprehensive Income	$ 0	0	0	$ 0